SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) November 21, 2005
      ------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


















ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On November 21, 2005, the AMCON Distributing Company's ("Company") Audit Committee and management determined that the Company's previously issued financial statements contained in the Form 10-K/A for the fiscal year ended September 24, 2004, filed with the Securities and Exchange Commission on August 22, 2005 ("Amendment No. 1"), should be restated to correct certain errors contained therein. Accordingly, the statements of operations dated as of September 24, 2004 as well as the related Reports of Independent Registered Public Accounting Firm included in Amendment No. 1 for the fiscal year ended September 24, 2004 should no longer be relied upon until such statements of operations have been restated. The Audit Committee has discussed these matters with the Company's independent registered public accounting firm, Deloitte & Touche LLP.

Amendment No. 1 was filed August 22, 2005 as a result of management and the Company's Audit Committee's determination that the balance sheet as of September 24, 2004 needed to be restated to reflect (i) a correction to the classification of Series A Preferred Stock from permanent equity to mezzanine financing, and (ii) a correction to the classification of its revolving credit facility from long-term to short-term debt. Management and the Company's Audit Committee also determined that the provision for nonoperating asset impairment which was reported as a component of "Other income, net" for the year ended September 26, 2003 should be corrected and reclassified as a component of operating expenses under the title "Impairment charges." The statement of operations for fiscal 2003 was restated as part of Amendment No. 1 to reflect this change.

In addition, in accordance with Statement of Financial Accounting Standards ("SFAS") No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets," Amendment No. 1 retroactively reflected the disposition of the Company's beverage marketing and distribution business that was discontinued in March 2005 as discontinued operations in the accompanying balance sheets, statements of operations and statements of cash flows.

Amendment No. 2 on Form 10-K/A will be filed as soon as practicable to correct an error in the application of generally accepted accounting principles related to the calculation of diluted earnings (loss) per share in accordance with SFAS No. 128 "Earnings Per Share." Specifically, a correction was made to exclude the impact of the conversion of preferred stock on diluted earnings (loss) per share because the conversion of the preferred stock was determined to be anti-dilutive in fiscal 2004. No convertible preferred stock was outstanding in fiscal 2003 or 2002 and, therefore, no correction is necessary to diluted earnings (loss) per share for those periods.

This restatement does not impact amounts already reported as sales, net income (loss) available to common shareholders or basic earnings (loss) per share, nor will it result in a default under any provisions in the credit agreement.

The first quarter ended December 31, 2004 and the third quarter ended June 30, 2005 diluted earnings (loss) per share amounts will be corrected prospectively in connection with the filing of our fiscal 2005 Form 10-K and fiscal 2006 Form 10-Q's.


A summary of the expected significant effects of this restatement on Amendment No. 2 of our Form 10-K/A for the year ended September 24, 2004 are as follows:

                                                       Year ended September 2004
                                          ---------------------------------------------------
                                          As reported in                            As
                                          Amendment No. 1      Restatement       Restated
                                          ---------------    --------------    --------------
Diluted (loss) earnings per share
 available to common shareholders:
    Continuing operations                 $          0.32    $        (0.09)   $         0.23
    Discontinued operations                         (7.99)                -             (7.99)
                                          ---------------    --------------    --------------
                                          $         (7.67)   $        (0.09)   $        (7.76)
                                          ===============    ==============    ==============

                                                      Three months ended December 2004
                                          ---------------------------------------------------
                                          As reported in       Prospective
                                             Form 10-Q/A       correction         Corrected
                                          ---------------    --------------    --------------
Diluted (loss) earnings per share
 available to common shareholders:
    Continuing operations                 $          0.85    $        (0.19)   $         0.66
    Discontinued operations                         (0.87)             0.19             (0.68)
                                          ---------------    --------------    --------------
                                          $         (0.02)   $            -    $        (0.02)
                                          ===============    ==============    ==============

                                                      Three months ended June 2005
                                          ---------------------------------------------------
                                          As reported in       Prospective
                                             Form 10-Q         correction         Corrected
                                          ---------------    --------------    --------------
Diluted (loss) earnings per share
 available to common shareholders:
    Continuing operations                 $          0.43    $        (0.13)   $         0.30
    Discontinued operations                         (0.58)                -             (0.58)
                                          ---------------    --------------    --------------
                                          $         (0.15)   $        (0.13)   $        (0.28)
                                          ===============    ==============    ==============


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: November 28, 2005         By :     /s/ Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Vice President &
                                           Chief Financial Officer





FOR FURTHER INFORMATION CONTACT:
Michael D. James
Chief Financial Officer
AMCON Distributing Company
Tel 402-331-3727
Fax 402-331-4834
-end-